                                                                      EXHIBIT 99

                  UNION PACIFIC ANNOUNCES FIRST QUARTER RESULTS

FOR IMMEDIATE RELEASE:

         Omaha, April 26 - Union Pacific Corporation today reported net income for the first quarter of $181 million, or $.72 per diluted share. This compares to net income of $185 million, or $.74 per diluted share, in the first quarter of 2000.

         "We are pleased with our first quarter performance, given the difficult economic environment," said Richard K. Davidson, chairman and chief executive officer. "Looking forward, we are confident in our business strategy and competitive position, although economic conditions continue to cause near-term uncertainty," he continued. "As we manage through the current environment, our unparalleled franchise and diversity of commodity mix enable us to maintain a very positive long-term outlook for the company and its shareholders."

         For the first quarter, Union Pacific Corporation, excluding Overnite, reported operating income of $430 million compared to $451 million for the same period in 2000. The Railroad's commodity revenue increased 1 percent to $2.6 billion for the quarter on the strength of its diverse traffic base. Energy revenue was up 12 percent to a record $593 million. The Agricultural Products and Intermodal business groups also had solid revenue growth in the first quarter, showing gains of 6 and 2 percent, respectively. The economically sensitive commodities of Automotive, Industrial Products and Chemicals all declined from

                                    -m o r e-

2000 levels by about 5 percent. The operating ratio was up .9 percentage points to 83.8 percent from 82.9 percent in first quarter 2000. Rising fuel costs added $35 million in operating expenses, or 1.3 percentage points on the ratio, and were partially offset by productivity improvements.

         Overnite Transportation reported an improved first quarter operating income of $9 million compared to $1 million in the first quarter of 2000, as operating efficiencies took hold and strike-related costs decreased significantly. Revenue increased 4 percent to $280 million from $269 million, while Overnite's operating ratio fell 2.9 percentage points to 96.9 percent.

         Union Pacific Corporation is one of America's leading transportation companies. Its principal operating company, Union Pacific Railroad, is the largest railroad in North America, covering 23 states across the western two-thirds of the United States. A strong focus on quality and a strategically advantageous route structure enable the company to serve customers in critical and fast growing markets. It is a leading carrier of low-sulfur coal used in electrical power generation and has broad coverage of the large chemical-producing areas along the Gulf Coast. With competitive long-haul routes between all major West Coast ports and eastern gateways, and as the only railroad to serve all six gateways to Mexico, Union Pacific has the premier rail franchise in North America. The Corporation also owns Overnite Transportation, a nationwide less-than-truckload carrier, and Fenix, a group of affiliated technology companies.

                                    -m o r e-

         Supplemental financial information is attached.

         Additional information is available at our website: www.up.com. Our contact for investors is Beth Whited at 402 271-4227. Our media contact is John Bromley who can be reached at 402 271-3475.

                                   **********

         This press release and related materials may contain statements about the Corporation's future that are not statements of historical fact. These statements are "forward-looking statements" for purposes of applicable securities laws, and are based on current information and/or management's good faith belief as to future events. Forward-looking statements include, without limitation, projections and estimates of earnings, revenues, cost-savings, expenses, or other financial items; statements of management's plans, strategies and objectives for future operation, and management's expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic or market conditions or performance.

         Forward-looking statements are subject to risks and uncertainties. Actual performance or results could differ materially from that anticipated by the forward-looking statement. Important factors that could cause such differences include, but are not limited to, the Corporation's success in implementing its financial and operational initiatives; the impact of industry competition, conditions, performance and consolidation; legislative and/or regulatory developments, including initiatives to re-regulate the rail business; natural events such as severe weather, floods and earthquakes; adverse general economic conditions, both within the United States and globally; changes in fuel prices; changes in labor costs; labor stoppages; and the outcome of claims and litigation.

Forward-looking statements speak only as of the date the statement was made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update any forward-looking statement, no inference should be drawn that the Corporation will make additional updates with respect to that statement or any other forward-looking statements.

                            UNION PACIFIC CORPORATION
                        STATEMENTS OF CONSOLIDATED INCOME
                       For the Three Months Ended March 31
                 (Dollars in Millions, Except Per Share Amounts)
                                   (Unaudited)

                                           2001      2000             Pct Chg
                                         -------    -------        -------------
OPERATING REVENUES                       $ 2,943    $ 2,906          +         1
Operating Expenses                         2,504      2,454          +         2
                                         -------    -------

OPERATING INCOME                             439        452          -         3
Other Income - Net                            30         20          +        50
Interest Expense                            (181)      (182)         -         1
                                         -------    -------

INCOME BEFORE INCOME TAXES                   288        290          -         1
Income Tax Expense                          (107)      (105)         +         2
                                         -------    -------

NET INCOME                               $   181    $   185          -         2
                                         =======    =======


BASIC EARNINGS PER SHARE                 $  0.73    $  0.75          -         3

DILUTED EARNINGS PER SHARE               $  0.72    $  0.74          -         3


Average Basic Shares Outstanding (MM)      246.9      246.4

Average Diluted Shares Outstanding (MM)    271.0      269.3



April 26, 2001                        (1)

                             UNION PACIFIC RAILROAD
                                 REVENUE DETAIL
                       For the Three Months Ended March 31
                                   (Unaudited)

                                       2001         2000                 Pct Chg
                                    ----------   ----------          ----------------
COMMODITY REVENUE (000):
Agricultural                        $  369,788   $  349,494            +            6
Automotive                             275,639      290,136            -            5
Chemicals                              390,252      411,942            -            5
Energy                                 593,341      529,095            +           12
Industrial Products                    471,960      492,046            -            4
Intermodal                             450,100      441,057            +            2

                                    ----------   ----------
  Total                             $2,551,080   $2,513,770            +            1
                                    ==========   ==========


REVENUE CARLOADS:
Agricultural                           219,155      220,988            -            1
Automotive                             185,447      199,262            -            7
Chemicals                              219,403      231,796            -            5
Energy                                 536,546      479,813            +           12
Industrial Products                    335,827      354,856            -            5
Intermodal                             682,675      687,035            -            1

                                    ----------   ----------
  Total                              2,179,053    2,173,750                        --
                                    ==========   ==========


AVERAGE REVENUE PER CAR:
Agricultural                        $    1,687   $    1,582            +            7
Automotive                               1,486        1,456            +            2
Chemicals                                1,779        1,777                        --
Energy                                   1,106        1,103                        --
Industrial Products                      1,405        1,387            +            1
Intermodal                                 659          642            +            3

                                    ----------   ----------
  Total                             $    1,171   $    1,156            +            1
                                    ==========   ==========



April 26, 2001                        (2)

                         RAIL AND OTHER OPERATIONS - a)
                              REVIEW OF OPERATIONS
                       For the Three Months Ended March 31
               (Dollars in Millions, Except Operating Statistics)
                                   (Unaudited)


                                        2001              2000                        Pct Chg
                                      --------         --------                 -------------------
OPERATING REVENUES                    $  2,663         $  2,637                 +                 1

OPERATING EXPENSES
Salaries and Benefits                      914              900                 +                 2
Rent Expense                               307              292                 +                 5
Depreciation                               280              270                 +                 4
Fuel and Utilities                         334              293                 +                14
Materials and Supplies                     126              145                 -                13
Other                                      272              286                 -                 5
                                      --------         --------
     Total                               2,233            2,186                 +                 2
                                      --------         --------

OPERATING INCOME                      $    430         $    451                 -                 5
                                      ========         ========

OPERATING STATISTICS:
Revenue Carloads (Thousands)             2,179            2,174                                  --
Revenue Ton-Miles (Millions)           123,718          121,243                 +                 2
Gross Ton-Miles (Millions)             232,180          232,017                                  --
Rev/RTM (Commodity Revenue Based)         2.06(cent)       2.07(cent)                            --
Average Commodity Revenue Per Car     $  1,171         $  1,156                 +                 1
Average Employees                       48,760           50,767                 -                 4
Average Fuel Price Per Gallon             92.2(cent)       81.3(cent)           +                13
Fuel Consumed in Gallons (MM)              322              324                 -                 1
Fuel Consumption Rate (Gal/000 GTM)      1.387            1.396                 -                 1
Operating Ratio (%)                       83.8             82.9                 +               0.9 pt.


a)   Excludes Overnite's operations.



April 26, 2001                        (3)

                         OVERNITE TRANSPORTATION COMPANY
                              REVIEW OF OPERATIONS
                       For the Three Months Ended March 31
               (Dollars in Millions, Except Operating Statistics)
                                   (Unaudited)

                                        2001            2000                  Pct Chg
                                       -------         -------              -----------
OPERATING REVENUES                     $   280         $   269               +      4

OPERATING EXPENSES
Salaries and Benefits                      171             165               +      4
Rent Expense                                22              23               -      4
Depreciation                                12              12                     --
Fuel and Utilities                          18              18                     --
Materials and Supplies                      13              11               +     18
Other                                       35              39               -     10
                                       -------         -------
     Total                                 271             268               +      1
                                       -------         -------

OPERATING INCOME                       $     9         $     1                      F
                                       =======         =======

OPERATING STATISTICS:
Millions of Pounds Hauled - LTL          1,840           1,856               -      1
Millions of Pounds Hauled - Combined     1,964           1,978               -      1
Revenue/CWT - LTL                      $ 14.04         $ 13.44               +      4
Revenue/CWT - Combined                 $ 13.61         $ 13.00               +      5
Average Employees                       11,427          11,101               +      3
Average Fuel Price Per Gallon             89.8(cent)      86.3(cent)         +      4
Fuel Consumed in Gallons (000s)         14,854          14,493               +      2
Operating Ratio (%)                       96.9            99.8               -    2.9 pt.



April 26, 2001                        (4)

                            UNION PACIFIC CORPORATION
                  STATEMENTS OF CONSOLIDATED FINANCIAL POSITION
                   As of March 31, 2001 and December 31, 2000
                              (Dollars in Millions)
                                   (Unaudited)


                                                   March 31,  December 31,
                                                     2001        2000
                                                   --------  ------------
ASSETS:
      Cash and Temporary Investments                $    73     $   105
      Other Current Assets                            1,229       1,180
      Investments                                       757         740
      Properties - Net                               28,281      28,196
      Other Assets                                      412         278
                                                    -------     -------
         Total                                      $30,752     $30,499
                                                    =======     =======

LIABILITIES AND SHAREHOLDERS' EQUITY:
      Current Portion of Long Term Debt             $   203     $   207
      Other Current Liabilities                       2,547       2,755
      Long Term Debt                                  8,435       8,144
      Deferred Income Taxes                           7,241       7,143
      Other Long Term Liabilities                     2,015       2,088
      Convertible Preferred Shares                    1,500       1,500
      Common Shareholders' Equity                     8,811       8,662
                                                    -------     -------
         Total                                      $30,752     $30,499
                                                    =======     =======



April 26, 2001                        (5)

                            UNION PACIFIC CORPORATION
                      STATEMENTS OF CONSOLIDATED CASH FLOWS
                       For the Three Months Ended March 31
                              (Dollars in Millions)
                                   (Unaudited)


                                                                    2001     2000
                                                                    ----     ----
OPERATING ACTIVITIES:
        Net Income                                                  $ 181    $ 185
        Depreciation                                                  292      282
        Deferred Income Taxes                                          77       91
        Other                                                        (345)    (203)
                                                                    -----    -----
        Cash Provided by Operating Activities                         205      355
                                                                    -----    -----

INVESTING ACTIVITIES:
        Capital Investments                                          (361)    (360)
        Other                                                        (133)       6
                                                                    -----    -----
        Cash Used in Investing Activities                            (494)    (354)
                                                                    -----    -----

FINANCING ACTIVITIES:
        Dividends Paid                                                (49)     (52)
        Debt Repaid                                                  (214)    (168)
        Financings and Other - Net                                    520      104
                                                                    -----    -----
        Cash Provided by (Used in) Financing Activities               257     (116)
                                                                    -----    -----

NET CHANGE IN CASH AND TEMPORARY INVESTMENTS                        $ (32)   $(115)
                                                                    =====    =====



April 26, 2001                        (6)